                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                Amendment No. 1
                              to Current Report on
                                    Form 8-K
                                       on
                                   Form 8-K/A


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: January 27, 1997


                                UTI ENERGY CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                                 001-12542                        23-2037823
(State or other jurisdiction                (Commission File No.)               (I.R.S. Employer
      of incorporation)                                                          Identification No.)


485 Devon Park Drive, Suite 112
     Wayne, Pennsylvania                            19087
(Address of principal executive offices)          (Zip Code)


(Registrant's telephone number, including area code):  (610) 971-9600


                                 Not applicable
         (Former name or former address, if changes since last report.)




                       EXHIBIT INDEX BEGINS ON PAGE 19

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 The following financial statements of Quarles Drilling Corporation are included in Appendix A hereto and incorporated herein by reference:

                 Statements of Net Assets Acquired and Historical Statement of Gross Drilling Contract Revenues, Direct Operating Expenses and Depreciation of Drilling Operations of Quarles Drilling Corporation as of and for the twelve months ended December 31, 1996, respectively.

         (b)  Pro Forma Financial Information

         The pro forma financial information is included in Appendix B hereto and incorporated herein by reference.

         (c)  Exhibits

*        2.1     Asset Purchase Agreement dated December 31, 1996 (the "Asset
                 Purchase Agreement"), by and between UTI Energy Corp. and
                 Quarles Drilling Corporation.  Pursuant to Item 601(b)(2) of
                 Regulation S-K, schedules and similar attachments to the Asset
                 Purchase Agreement have not been filed with this exhibit.
                 Schedule 1 contains a list of certain of the assets purchased by the Company pursuant to the terms and conditions of the Asset Purchase Agreement. Schedule 2.1(e)(1) contains a list of drilling contracts which the Company had the right to assume pursuant the terms and conditions of the Asset Purchase
                 Agreement. The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

*        2.2     First Amendment to Asset Purchase Agreement dated as of
                 December 31, 1996, by and between UTI Energy Corp., Triad
                 Drilling Company and Quarles Drilling Corporation.

*        10.1    Second Amendment and Modification to the Mellon Line of Credit
                 dated August 15, 1996, by and among FWA Drilling Company,
                 Inc., International Petroleum Services Company, Triad Drilling
                 Company, Universal Well Services, Inc., USC, Incorporated, UTI
                 Energy Corp., UTICO, Inc., Viersen & Cochran Drilling Company and Mellon Bank, N.A..

*        10.2    Third Amendment and Modification to the Mellon Line of Credit
                 dated January 23, 1997, by and among FWA Drilling Company,
                 Inc., International Petroleum Services Company, Triad Drilling
                 Company, Universal Well Services, Inc., USC, Incorporated, UTI
                 Energy Corp., UTICO, Inc., Viersen & Cochran Drilling Company and Mellon Bank, N.A..

*        10.3    Loan and Security Agreement dated January 23, 1997, by and among FWA Drilling Company, Inc., International Petroleum
                 Services Company, Triad Drilling Company, Universal Well
                 Services, Inc., USC, Incorporated, UTI Energy Corp., UTICO,
                 Inc., Viersen & Cochran Drilling Company and Mellon Bank,
                 N.A..

*        10.4    Amended and Restated Employment Agreement with Vaughn E. Drum dated effective as of December 19, 1995.

*        10.5    Amended and Restated Employment Agreement with Vincent J.
                 Donahue dated effective as of December 19, 1995.

*        10.6    Amended and Restated Employment Agreement with Gerald J. Guz dated effective as of December 19, 1995.

*        10.7    Amended and Restated Employment Agreement with Terry L. Pope dated effective as of December 19, 1995.

*        10.8    Amended and Restated UTI Energy Corp. 1996 Employee Stock
                 Option Plan.

*        10.9    Stock Option Agreement between UTI Energy Corp. and Remy
                 Investors & Consultants Incorporated dated effective December
                 19, 1995.

*        10.10   $4.0 million Note dated January 23, 1997, by FWA Drilling
                 Company, Inc., International Petroleum Services Company, Triad
                 Drilling Company, Universal Well Services, Inc., USC,
                 Incorporated, UTI Energy Corp, UTICO, Inc., Viersen & Cochran
                 Drilling Company in favor of Mellon Bank, N.A..

         23.1    Consent of Coopers & Lybrand L.L.P.

* Previously filed with the Company's Current Report on Form 8-K dated January 27, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                        UTI ENERGY CORP.
                                     --------------------
                                          (REGISTRANT)





Date:  April 11, 1997                   /s/ P. Blake Dupuis
     ----------------------------       ---------------------------------
                                        P. Blake Dupuis, Vice President,
                                        Chief Financial Officer and
                                        Chief Accounting Officer



                                        Signing on behalf of the registrant and
                                        as principal financial officer

                                   APPENDIX A

                              FINANCIAL STATEMENTS

                                       OF

                               BUSINESS ACQUIRED

                          QUARLES DRILLING CORPORATION

                          AUDITED FINANCIAL STATEMENTS

                          Year Ended December 31, 1996



                                    CONTENTS


Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

Statement of Net Assets Acquired  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-2

Historical Statement of Gross Drilling Contract Revenues, Direct Operating Expenses
 and Depreciation of the Drilling Operations of Quarles Drilling Corporation  . . . . . . . . . . . . . . . . . . . . A-3

Notes to the Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-4

                       Report of Independent Accountants



Board of Directors
UTI Energy Corp.


We have audited the accompanying statement of net assets acquired and the historical statement of gross drilling contract revenues, direct operating expenses and depreciation of the drilling operations of Quarles Drilling Corporation ("Quarles"), (collectively, the "Statements"), as of and for the year ended December 31, 1996. These Statements are the responsibility of Quarles' management and the management of UTI Energy Corp.. Our responsibility is to express an opinion on the Statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of UTI Energy Corp.) as described in Note 2 and are not intended to be a complete presentation of Quarles' assets, liabilities, revenues and expenses.

In our opinion, the Statements referred to above present fairly, in all material respects, the net assets acquired and historical gross drilling contract revenues, direct operating expenses and depreciation of Quarles' drilling operations, as described in Note 2 as of December 31, 1996 and for the year then ended, in conformity with generally accepted accounting principles.



                                        /s/ Coopers & Lybrand L.L.P.


Tulsa, Oklahoma
March 25, 1997

                          Quarles Drilling Corporation
                        Statement of Net Assets Acquired
                               December 31, 1996




                   Drilling and related equipment
                      Rigs                                          $     12,611,100
                      Tubulars                                             3,240,600
                      Yard equipment                                         379,138
                                                                    ----------------

                      Net assets acquired                           $     16,230,838
                                                                    ================




                     The accompanying notes are an integral
                           part of these statements.

                          Quarles Drilling Corporation
           Historical Statement of Gross Drilling Contract Revenues,
                 Direct Operating Expenses and Depreciation of
                           the Drilling Operations of
                          Quarles Drilling Corporation
                      For the Year Ended December 31, 1996



                         Gross drilling contract revenues                 $     24,227,676

                         Direct operating expenses                             (24,711,099)

                         Depreciation                                             (847,248)
                                                                          ----------------
                         Excess of direct operating expenses
                            and depreciation over gross
                            drilling contract revenues                    $     (1,330,671)
                                                                          ================



                     The accompanying notes are an integral
                           part of these statements.

                          Quarles Drilling Corporation
                            Notes to the Statements


1.  ACQUISITION

    On January 27, 1997, UTI Energy Corp. ("UTI") acquired certain drilling rigs and related equipment (the "Assets") from Quarles Drilling Corporation ("Quarles"), pursuant to an asset purchase agreement dated December 31, 1996. The purchase price of the Assets consisted of $8,100,000 in cash and 256,175 shares of UTI common stock. Based upon the market price of UTI common stock at a designated date, as defined in the agreement, UTI may be required to issue additional shares of common stock to Quarles or Quarles may be required to return shares of common stock to UTI.

2.  BASIS OF PRESENTATION

    The Statements present the net assets acquired and the historical gross drilling contract revenues, direct operating expenses and depreciation related to the assets acquired by UTI. The Statement of Net Assets Acquired gives effect to the allocation of the purchase price, which is based on a determination of the fair market value by an independent valuation firm, dated March 6, 1997. The Historical Statement of Gross Drilling Contract Revenues, Direct Operating Expenses and Depreciation reflects the historical gross drilling contract revenues, operating expenses and depreciation directly related to the assets acquired, and, accordingly includes contract revenues and operating expenses related to both dayrate and turnkey contracts. Quarles recognized revenues and expenses on dayrate contracts as the work progressed and recognized turnkey contract revenues to offset rig operating expenses incurred, while the contracts were in process. Profit on turnkey contracts (fixed price) were deferred until contract completion because Quarles bore the risk of completing the contract prior to being compensated for its services.
    Losses on turnkey contracts were recognized at the time management determined that a loss would be incurred. Drilling and related equipment was depreciated using the straight-line method over the estimated useful lives of the related assets.

    Quarles was primarily engaged in the domestic onshore contract oil and gas drilling operations and in the acquisition of, exploration for, and development of, domestic oil and gas reserves. Quarles' historical accounting records reflect the direct operating revenues, direct operating expenses and depreciation attributable to its contract drilling operations and certain other related revenues and expenses, including an arbitrary allocation of corporate overhead. Presented below is certain unaudited historical financial information related to Quarles' drilling operations for the year ended December 31, 1996.

                 Real estate rental revenue                         $   51,000
                 Net gain on sales of assets (includes
                  $2,588,993 gain on sale of a drilling rig)         2,582,492
                 Other income                                          123,200
                 Allocated corporate overhead                        1,032,434

                          Quarles Drilling Corporation
                            Notes to the Statements


    As noted above, UTI acquired substantially all of the direct operating assets of Quarles' drilling operations and assumed the in-progress dayrate contracts. UTI did not acquire Quarles' field offices nor any of its corporate assets nor did UTI assume any in-progress turnkey contracts. Accordingly, the indirect revenues and allocated overhead (general and administrative expenses) have not been included in the accompanying Historical Statement of Gross Drilling Contract Revenues, Direct Operating Expenses and Depreciation. Additionally, interest expense and income taxes which have historically not been allocated by Quarles to its operating divisions have also not been included in such statement.

                                   APPENDIX B

                        PRO FORMA FINANCIAL INFORMATION

                                UTI Energy Corp.
                         Pro Forma Financial Statements
                  Acquisition of Quarles Drilling Corporation
               Acquisition of Viersen & Cochran Drilling Company
                                  (Unaudited)

    On January 27, 1997 pursuant to the terms and conditions of an Asset Purchase Agreement dated as of December 31, 1996 (the "Asset Purchase Agreement"), by and between UTI Energy Corp., a Delaware corporation (the "Company"), and Quarles Drilling Corporation, an Oklahoma corporation ("Quarles"), the Company purchased the contract drilling assets (the "Quarles Assets") of Quarles for a total purchase price of $16.2 million (the "Purchase Price"). The Purchase Price was determined through arms-length negotiations between the parties. The Quarles Assets, which were utilized in Quarles' contract drilling business, consist of eight operating drilling rigs and one stacked drilling rig and various equipment and rig components. The Company intends to utilize the Quarles Assets in its existing contract drilling operations.

    In connection with the Company's acquisition of the Quarles Assets, the Company retained, Don Quarles, the President of Quarles, as a consultant to the Company.

    Pursuant to the terms of the Asset Purchase Agreement, the Purchase Price was paid utilizing $8.1 million in cash and 256,175 shares of Common Stock having a value at the time the agreement was negotiated of $8.1 million, subject to adjustment as described below. The cash portion of the Purchase Price was funded with $4.1 million in borrowings under the Company's existing line of credit (the "Line of Credit") with Mellon Bank, N.A. ("Mellon") and a new $4.0 million term loan (the "Term Loan") with Mellon. The borrowings under the Line of Credit and Term Loan bore interest at the bank's prime rate and are secured by a pledge of certain of the Company's rigs, accounts receivable and inventory.

    Under the terms of the Asset Purchase Agreement, Quarles is entitled to receive additional shares of Common Stock in the event the average market price (as defined in the Asset Purchase Agreement) of the Common Stock on the date a registration statement covering the resale of the Common Stock issued to Quarles is declared effective is less than $31.69 per share. The number of additional shares will be equal to a number of shares sufficient to provide Quarles with $8.1 million of Common Stock based on the average market price of the Common Stock on such date. In the event the average market price of the Common Stock is greater than $31.69 per share on such date, Quarles is required to return a number of shares of Common Stock having a value (at such market price) equal to one-half of the amount by which the market price of the shares (at such market price) initially issued is greater than $8.1 million. The Company has granted Quarles certain registration rights with respect to the Common Stock issued in connection with the acquisition.

    On August 14, 1996, the Company entered into a Stock Purchase Agreement with The Sam K. Viersen Jr. Trust dated September 9, 1986 as Amended and Restated on May 11, 1994, pursuant to which a subsidiary of the Company purchased all of the outstanding shares of capital stock of the Viersen & Cochran Drilling Company ("Viersen"). Under the terms of the Stock Purchase Agreement, the consideration paid by the Company for the Shares, which was arrived at through arms- length negotiations between the parties, consisted of
(i) $6,000,000 in cash paid on August 14, 1996 (a portion of which the Company borrowed under its existing credit agreement); (ii) a two-year $8,000,000 promissory note executed by the Company in favor of the Seller; and (iii) stock warrants to purchase 200,000 shares of the Company's common stock, $.001 par value, at $15 per share.

                                UTI Energy Corp.
                         Pro Forma Financial Statements
                  Acquisition of Quarles Drilling Corporation
               Acquisition of Viersen & Cochran Drilling Company
                                  (Unaudited)


    The Promissory Note bore interest at the rate of 6% per annum and was payable in full on or before August 14, 1998. The terms of the Promissory Note required the Company to make a principal payment of $1,500,000 on or before August 14, 1997 and an additional principal payment of $1,500,000 on or before February 14, 1998. The Company had the option under the Promissory Note to pay Seller $7,655,000 plus accrued interest on or before April 14, 1997 in full satisfaction of the Promissory Note. The Company's obligations under the Promissory Note were guaranteed by Viersen and were secured by a pledge of the assets of Viersen pursuant to a security agreement. On April 11, 1997, the Company repaid in full the outstanding principal and accrued interest on the Promissory Note.

    The unaudited pro forma balance sheet as of December 31, 1996 assumes that the acquisition of Quarles occurred on December 31, 1996. The unaudited pro forma statement of income assume that the acquisitions of Quarles and Viersen occurred on January 1, 1996.

                                UTI ENERGY CORP.
           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                               December 31, 1996
                                 (in thousands)

                                                                                            Quarles
                                                                        UTI                Acquisition
                                                                        As                 Adjustments
                                                                     Reported        Amount(1)        Notes        Pro Forma
                                                                     --------        ---------        -----        ---------
                  ASSETS
 CURRENT ASSETS
     Cash                                                           $     570       $                              $    570
     Accounts receivable                                               17,831                                        17,831
     Other receivables                                                    598                                           598
     Materials and Supplies                                               874                                           874
     Prepaid expenses                                                   1,749                                         1,749
                                                                    ---------       ---------                      --------
                                                                       21,622               0                        21,622
 PROPERTY AND EQUIPMENT
     Property and equipment                                            63,000          16,231          (A)           79,231
     Less accumulated depreciation and amortization                   (23,149)                                      (23,149)
                                                                    ---------       ---------                      --------
                                                                       39,851          16,231                        56,082
 OTHER ASSETS                                                             397                                           397
                                                                    ---------       ---------                      --------
                                                                    $  61,870       $  16,231                      $ 78,101
                                                                    =========       =========                      ========
     LIABILITIES AND SHAREHOLDERS' EQUITY
 CURRENT ASSETS
     Current portion of long-term debt                              $   4,507       $                              $  4,507
     Accounts payable                                                   7,945                                         7,945
     Accrued payroll costs                                              2,445                                         2,445
     Other accrued expenses                                               964              31          (B)              995
                                                                    ---------       ---------                      --------
                                                                       15,861              31                        15,892
 LONG-TERM DEBT, less current portion                                  14,658           8,100          (C)           22,758
 DEFERRED INCOME TAXES                                                  8,305                                         8,305
 OTHER LIABILITIES                                                        350                                           350

 SHAREHOLDERS' EQUITY
     Common stock                                                           4                                             4
     Additional capital                                                17,877           8,100          (D)           25,977
     Retained earnings                                                  4,916                                         4,916
     Restricted stock plan unearned compensation                         (101)                                         (101)
                                                                    ---------       ---------                      --------
                                                                       22,696           8,100                        30,796
                                                                    ---------       ---------                      --------
                                                                    $  61,870       $  16,231                      $ 78,101
                                                                    =========       =========                      ========

(1) The audited Statement of Net Assets Acquired for Quarles Drilling Corporation as of December 31, 1996 gives effect to the allocation of the purchase price, which is based on a determination of the fair market value by an independent valuation firm dated March 6, 1997. The amount reported for Quarles property equipment was derived from this Statement.

See accompanying notes to Pro Forma Condensed Consolidated Financial Statements

                                UTI ENERGY CORP.
                Pro Forma Condensed Consolidated Statement of
                               Income (Unaudited)
                          Year Ended December 31, 1996
                      (in thousands, except share date)

                                                                                      (1)
                                             UTI         V & C       Acquisition    Quarles        Acquisition
                                             as            as        Adjustments      as           Adjustments
                                          Reported      Reported    Amount  Notes   Reported      Amount  Notes   Pro Forma
                                         ----------    --------    -------- -----  ----------    -------- -----   ----------
REVENUES                                 $   97,301    $  3,248    $   (1,522)(A)   $  24,228    $                $  123,255
COSTS AND EXPENSES
  Cost of Sales                              78,257       1,842                        24,711                        104,810
  Selling, general and administrative         7,768         747          (629)(B)                        - (G)         7,886
  Depreciation and amortization               4,292          88           577 (C)         847          680 (C)         6,484
                                         ----------    --------    ----------       ---------    ---------        ----------
                                             90,317       2,677           (52)         25,558          680           119,180
                                         ----------    --------    ----------       ---------    ---------        ----------
         Operating Income                     6,984         571        (1,470)         (1,330)        (680)            4,075

OTHER INCOME (EXPENSE)
  Interest Expense                           (1,148)                     (492)(D)                      668 (D)          (972)
  Other                                       1,341                                                                    1,341
                                         ----------    --------    ----------       ---------    ---------        ----------
                                                193           0          (492)              0          668               369
                                         ----------    --------    ----------       ---------    ---------        ----------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS BEFORE INCOME TAXES               7,177         571        (1,962)         (1,330)         (12)            4,444
INCOME TAXES                                  2,324                      (473)(E)                     (429)(E)         1,422
                                         ----------    --------    ----------       ---------    ---------        ----------
INCOME FROM CONTINUING OPERATIONS        $    4,853    $    571    $   (1,489)      $  (1,330)   $     417        $    3,022
                                         ==========    ========    ==========       =========    =========        ==========
Earnings per common share:
 Continuing operations
 Primary                                 $     1.26    $  50.52                                                   $     0.74
                                         ==========    ========                                                   ==========
 Fully diluted                           $     1.27    $  50.52                                                   $     0.74
                                         ==========    ========                                                   ==========

Average common shares outstanding
 Primary                                  3,813,062      11,300       (11,300)(F)                  256,175 (H)     4,069,237
 Fully diluted                            3,853,164      11,300       (11,300)(F)                  256,175 (H)     4,109,339


(1) The audited Historical Statement of Gross Drilling Contract Revenues, Direct Operating Expenses and Depreciation. This Statement reflects the historical gross drilling contract revenues, direct operation expenses and depreciation directly related to the assets acquired.

See accompanying notes to Pro Forma Condensed Consolidated Financial Statements.

                                UTI Energy Corp.
         Notes to Pro Forma Condensed Consolidated Financial Statements




The purchase of the contract drilling assets of Quarles Drilling Company ("Quarles") was completed for $16.2 million in cash and common stock on January 27, 1997. The pro forma financial statements have been prepared by UTI management based upon the financial statements of Quarles Drilling Company included elsewhere herein. The pro forma statements may not be indicative of the results that actually would have occurred if the acquisition had occurred on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the financial statements and notes of Quarles Drilling Company contained elsewhere herein and UTI's financial statements and notes contained in its Annual Report on Form 10-K for the year ended December 31, 1996.

A summary of the purchase price calculation for the Quarles Assets acquisition follows:


                                                                    000's
                                                               ----------
         Cash paid to Seller (borrowed by UTI
           under an existing line of credit and
           a new term loan)                                   $     8,100

         256,175 shares of UTI common stock
           issued to Seller                                         8,100
                                                               ----------

         Total cash and stock                                      16,200

         Add accrual for estimated transaction fees                    31
                                                               ----------

                                                              $    16,231
                                                              ===========


         Property and equipment                               $    16,231
                                                              ===========

                                UTI Energy Corp.
         Notes to Pro Forma Condensed Consolidated Financial Statements



    Adjustments to December 31, 1996 Pro Forma Condensed Consolidated Balance Sheet (Unaudited).

    (A) Value of Quarles net assets acquired

    (B) Accrued estimated transaction costs

    (C) Borrowings to fund the acquisition

    (D) Stock issued pursuant to Asset Purchase Agreement



    Adjustments to Pro Forma Condensed Consolidated Statement of Income (Unaudited) for the year ended December 31, 1996.

    (A) Eliminate gain on sale of assets.

    (B) Eliminate selling, general and administrative expenses which the Company believes will not be incurred on an ongoing basis.

    (C) Adjust depreciation expense based upon the restated value of property and equipment.

    (D) Increase interest expense resulting from acquisition debt offset by debt not assumed for Viersen.

    (E) Adjust tax expense or (benefit) at marginal rate.

    (F) The warrants issued to seller have been included in the average common shares outstanding for the Company at December 31, 1996.

    (G) The Company does not expect to incur any incremental general and administrative expenses as a result of the acquisition.

    (H) Stock issued pursuant to Asset Purchase Agreement. The number of shares ultimately to be issued is dependent upon the average market price (as defined in the Asset Purchase Agreement) of the Common Stock on the date a registration statement covering the resale of the Common Stock issued to Quarles is declared effective. The shares issued reflected in the Pro Forma Condensed Consolidated Statement of Income assumed a share price of $31.69.

                              INDEX TO EXHIBITS

Exhibit
  No.                                       Description
 ----                                       -----------
*   2.1  Asset Purchase Agreement dated December 31, 1996 (the "Asset Purchase Agreement"), by and between UTI Energy
         Corp. and Quarles Drilling Corporation.  Pursuant to Item 601(b)(2) of Regulation S-K, schedules and similar attachments to the Asset Purchase Agreement have not been filed with this exhibit.  Schedule 1 contains a list of certain of the assets purchased by the Company pursuant to the terms and conditions of the Asset Purchase
         Agreement.  Schedule 2.1(e)(1) contains a list of drilling contracts which the Company had the right to assume pursuant the terms and conditions of the Asset Purchase Agreement.  The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

*   2.2  First Amendment to Asset Purchase Agreement dated as of December 31, 1996, by and between UTI Energy Corp.,
         Triad Drilling Company and Quarles Drilling Corporation.

*   10.1 Second Amendment and Modification to the Mellon Line of Credit dated August 15, 1996, by and among FWA Drilling
         Company, Inc., International Petroleum Services Company, Triad Drilling Company, Universal Well Services, Inc.,
         USC, Incorporated, UTI Energy Corp., UTICO, Inc., Viersen & Cochran Drilling Company and Mellon Bank, N.A..

*   10.2 Third Amendment and Modification to the Mellon Line of Credit dated January 23, 1997, by and among FWA Drilling
         Company, Inc., International Petroleum Services Company, Triad Drilling Company, Universal Well Services, Inc.,
         USC, Incorporated, UTI Energy Corp., UTICO, Inc., Viersen & Cochran Drilling Company and Mellon Bank, N.A..

*   10.3 Loan and Security Agreement dated January 23, 1997, by and among FWA Drilling Company, Inc., International
         Petroleum Services Company, Triad Drilling Company, Universal Well Services, Inc., USC, Incorporated, UTI
         Energy Corp., UTICO, Inc., Viersen & Cochran Drilling Company and Mellon Bank, N.A..

*   10.4 Amended and Restated Employment Agreement with Vaughn E. Drum dated effective as of December 19, 1995.

*   10.5 Amended and Restated Employment Agreement with Vincent J. Donahue dated effective as of December 19, 1995.

*   10.6 Amended and Restated Employment Agreement with Gerald J. Guz dated effective as of December 19, 1995.

*   10.7 Amended and Restated Employment Agreement with Terry L. Pope dated effective as of December 19, 1995.

*   10.8 Amended and Restated UTI Energy Corp. 1996 Employee Stock Option Plan.

*   10.9 Stock Option Agreement between UTI Energy Corp. and Remy Investors & Consultants Incorporated dated effective
         December 19, 1995.

*  10.10 $4.0 million Note dated January 23, 1997, by FWA Drilling Company, Inc., International Petroleum Services
         Company, Triad Drilling Company, Universal Well Services, Inc., USC, Incorporated, UTI Energy Corp, UTICO,
         Inc., Viersen & Cochran Drilling Company in favor of Mellon Bank, N.A..

   23.1  Consent of Coopers & Lybrand L.L.P.

*  Previously filed with the Company's Current Report on Form 8-K dated January 27, 1997.